EXHIBIT 4


                              NUMBER OF SHARES

                                COMMON STOCK


THIS CERTIFIES THAT____________________________________ is the owner of
_______________________________shares of the COMMON STOCK of Knight Trading Group, Inc., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

      The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this___________day of_________________A.D. ______ .


--------------------------------         ----------------------------------
SECRETARY/TREASURER                                               PRESIDENT



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                           PASTE CANCELLED CERTIFICATE IN THIS SPACE

----------------------------------------------------------------------------------------------
   CERTIFICATE No. __________                     RECEIVED CERTIFICATE No._________

FOR_____________________________ SHARES        FOR________________________________ SHARES

          ISSUED TO
                                               THIS_____________ DAY OF_________________

___________________________________________
                                               _______________________________________________
___________________________________________
                                               _______________________________________________
___________________________________________

DATED ____________________________             _______________________________________________

==============================================================================================
TRANSFER FROM ORIGINAL ISSUE BELOW             TRANSFER DETAILS FOR SURRENDERED CERTIFICATES
----------------------------------------------------------------------------------------------
                                               NEW CERTIFICATES   NO. OF SHARES   NO. OF NEW
FROM WHOM TRANSFERRED:                         ISSUED TO:         TRANSFERRED     CERTIFICATES
                                                                  ----------------------------


DATED __________________________

-------------------------------------------
NO. ORIGINAL   NO. ORIGINAL   NO. OF SHARES
CERTIFICATE      SHARES       TRANSFERRED
-------------------------------------------
                                               _______________________________________________

___________________________________________    _______________________________________________